Filed Pursuant to Rule 497(a)
File No. 333-259726
Rule 482 AD

THE GABELLI DIVIDEND & INCOME TRUST One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

PRESS RELEASE

For Immediate Release

GABELLI DIVIDEND & INCOME TRUST

ANNOUNCES THE OFFERING OF $150 MILLION OF

4.25% SERIES K CUMULATIVE PREFERRED SHARES

Rye, NY — October 4, 2021 — The Board of Trustees of The Gabelli Dividend & Income Trust (NYSE:GDV) (the “Fund”) is pleased to announce the pricing of an offering of six million 4.25% Series K Cumulative Preferred Shares (“Series K Preferred”) with an aggregate liquidation value of $150 million. The offering is expected to close on Thursday, October 7, 2021, subject to customary closing conditions.

The Fund intends to use a portion of the net proceeds from this offering to redeem all or a portion of the Fund’s outstanding Series G Preferred Shares and the remaining proceeds will be used to purchase portfolio securities in accordance with the Fund’s investment objectives and policies.

The Series K Preferred is perpetual, non-callable for five years, and will have a liquidation preference of $25 per share. Distributions are scheduled to be paid quarterly beginning on December 26, 2021. Shares of the Series K Preferred are expected to commence trading on the New York Stock Exchange under the symbol “GDV Pr K” within thirty days of the date of issuance.

The Board of Trustees would like to thank all participants in the offering, which was led by BofA Securities, Inc. and Morgan Stanley & Co. LLC and also included G.research, LLC.

About The Gabelli Dividend & Income Trust

The Gabelli Dividend & Income Trust is a diversified, closed-end management investment company with $2.9 billion in total net assets whose primary investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This press release is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. The Fund’s prospectus supplement relating to the Series K Preferred and the Fund’s base prospectus contain this and additional information about The Gabelli Dividend & Income Trust and the Series K Preferred, and should be read carefully before investing. Visit www.gabelli.com for more information about the Fund.

NYSE – GDV

CUSIP – 36242H104

NYSE – GDV Pr K

CUSIP – 36242H864

For information:

Carter Austin

(914) 921-5475

Laurissa Martire

(914) 921-5399